SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of March 9, 2012 (this “Agreement”), is entered into by and between HIGH PLAINS GAS, INC., a Nevada corporation (the “Company”), and TONAQUINT, INC., a Utah corporation, its successors or assigns (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Note (as defined below), which Note will be convertible into shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), and the Warrant (as defined below), upon the terms and subject to the conditions of the Note, the Warrant, this Agreement and the other Transaction Documents (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Buyer’s Counsel” means Carman Lehnhof Israelsen LLP.

“Buyer Control Person” means each manager, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

“Articles of Incorporation” means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

“Closing Date” means the date of the closing of the purchase and sale of the Securities.

 “Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

“Company Counsel” means Cutler Law Group P.C.

“Company’s SEC Documents” means the Company’s filings on the SEC’s EDGAR system.

“Conversion Date” means the date a Holder submits a Conversion Notice (as defined below), as provided in the Note.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note and/or in payment of accrued interest, as contemplated in the Note.

“Holder” means the Person holding the relevant Securities at the relevant time.

“Last Audited Date” means December 31, 2010.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Note, the Warrant or any of the Transaction Documents, (b)  have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

“Maturity Date” has the meaning ascribed to it in the Note.

“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Principal Trading Market” means (a) NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include the “pink sheets.”

 “Registration Statement” means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

 “Rule 144” means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

“Securities” means the Note, the Warrant and the Shares.

“Shares” means the shares of Common Stock representing any or all of the Conversion Shares and the Warrant Shares.

“State of Incorporation” means Nevada.

“Subsidiary” means, as of the relevant date, any subsidiary of the Company (whether or not included in the Company’s SEC Documents) whether now existing or hereafter acquired or created.

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Transaction Documents” means this Agreement, the Note, the Security Agreement (defined below), the Transfer Agent Letter (defined below), the Warrant, the Guaranty (defined below), and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement (including without limitation the Secretary’s Certificate (defined below)), as the same may be amended from time to time.

“Transfer Agent” means, at any time, the transfer agent for the Common Stock.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

“Wire Instructions” means the wire instructions for the Purchase Price (as defined below), as provided by the Company, set forth on Annex I.

2.

AGREEMENT TO PURCHASE; PURCHASE PRICE.

a.

Purchase.

(i)

Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company a Secured Convertible Promissory Note in the principal amount of $836,000.00 substantially in the form attached hereto as Annex II (the “Note”). The Note shall be secured by a Security Agreement substantially in the form attached hereto as Annex III whereby the Company and Miller Fabrication LLC, a Wyoming limited liability company wholly owned by the Company (“Miller Fabrication”), shall grant to the Buyer a security interest in assets identified on a schedule thereto as security for the Company’s obligations under the Transaction Documents (the “Security Agreement”). In consideration thereof, the Buyer shall pay the principal amount set forth on the Buyer’s signature page to this Agreement (the “Purchase Price”). The Purchase Price shall be paid to the Company at Closing in accordance with the Wire Instructions.

(ii)

In consideration for the Purchase Price, the Company shall also issue to the Buyer a Warrant to Purchase Shares of Common Stock in the form attached hereto as Annex IV (the “Warrant”).

(iii)

The Company shall also execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable transfer agent instruction letter substantially in the form attached hereto as Annex V (the “Transfer Agent Letter”).

(iv)

The Company shall also cause to be executed and delivered to the Buyer a fully  executed secretary’s certificate and written consent of directors evidencing the Company’s approval of the Transaction Documents substantially in the forms attached hereto as Annex VI (together, the “Secretary’s Certificate”).

(v)

The Company shall also cause Miller Fabrication to execute and deliver to the Buyer a guaranty substantially in the form attached hereto as Annex VII (the “Guaranty”) whereby Miller Fabrication shall guarantee all obligations of the Company to pay any amounts owed to the Buyer under the Transaction Documents.

b.

Form of Payment; Delivery of Securities.  The purchase and sale of the Securities shall take place at a closing (the “Closing”) to be held at the offices of the Buyer on the Closing Date.  At the Closing, the Company will deliver the Transaction Documents to the Buyer against delivery by the Buyer to the Company of the Purchase Price.

c.

Purchase Price. The Note carries an original issue discount of $76,000.00 (the “OID”).  In addition, the Company agrees to pay $15,000.00 ($5,000.00 of which has been previously paid to the Buyer) to the Buyer to cover the Buyer’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities, $10,000.00 of which amount is included in the initial principal balance of the Note (the “Transaction Expenses”).  The Purchase Price, therefore, shall be $750,000.00, computed as follows: $836,000.00 less the OID less the Transaction Expenses.

3.

BUYER REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

a.

Binding Obligation. The Transaction Documents to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer.  This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

b.

Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Regulation D.

4.

COMPANY REPRESENTATIONS AND WARRANTIES.   The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

a.

Rights of Others Affecting the Transactions.  There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities.  No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

b.

Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.  The Company has registered its stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act.   The Company has not taken any action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Common Stock is quoted on the Principal Trading Market.  The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

c.

Authorized Shares.

(i)

The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, of which approximately 267,201,462 are outstanding; 20,000,000 shares of Preferred Stock, $0.001 par value per share, none of which are outstanding; and 2,500 shares of Series A Convertible Preferred Stock, $1,000.00 par value per share, of which 968.557 shares are outstanding. Of the outstanding shares of Common Stock, approximately 190,000,000 shares are beneficially owned by Affiliates of the Company.

(ii)

Other than as set forth in the Company’s SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

(iii)

All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.  After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were (1) the Note issued and fully converted on that date and (2) the Warrant issued and fully exercised on that date.

(iv)

The Shares have been duly authorized by all necessary corporate action on the part of the Company, and, when issued (1) on conversion of, or in payment of interest on the Note in accordance with the terms thereof, (2) upon exercise of the Warrant in accordance with the terms thereof, or (3) at the Closing in accordance with the terms of this Agreement, as applicable, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

(v)

The Conversion Shares and Warrant Shares are enforceable against the Company and the Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares or the Warrant Shares.

d.

Transaction Documents and Stock.  This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company and Miller Fabrication. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, the Security Agreement, the Warrant, and each of the other Transaction Documents, when executed and delivered by the Company and Miller Fabrication (if necessary), will be, valid and binding obligations of the Company and, as applicable, Miller Fabrication, enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

e.

Non-contravention.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the execution of the Security Agreement and Guaranty by Miller Fabrication, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company and Miller Fabrication of the other transactions contemplated by this Agreement, the Note, the Security Agreement, the Warrant, the Guaranty and the other Transaction Documents do not and will not conflict with or result in a breach by the Company or Miller Fabrication of any of the terms or provisions of, or constitute a default under (i) the Articles  of Incorporation or bylaws of the Company or similar organizational documents of Miller Fabrication, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which either the Company or Miller Fabrication is a party or by which such party or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to the Company’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over either the Company or Miller Fabrication or any such party’s properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

f.

Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

g.

Filings; Financial Statements.  None of the Company’s SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension.  As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyer which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

h.

Absence of Certain Changes.  Since the Last Audited Date, there has been no Material Adverse Effect, except as disclosed in the Company’s SEC Documents. Since the Last Audited Date, except as provided in the Company’s SEC Documents, the Company has not (i)

incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i.

Full Disclosure.  There is no fact known to the Company or that the Company should know after having made all reasonable inquiries (other than conditions known to the public generally or as disclosed in the Company’s SEC Documents) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

j.

Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or Miller Fabrication before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company or Miller Fabrication to perform their obligations under, any of the Transaction Documents.  The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which either the Company or Miller Fabrication is a party or by which such party or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

k.

Absence of Events of Default.  Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (i) its Articles of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (ii) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

l.

Absence of Certain Company Control Person Actions or Events.  Other than as set forth in the Company’s SEC Documents, none of the following has occurred during the past five (5) years with respect to a Company Control Person:

(i) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

(ii) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

A. acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

B. engaging in any type of business practice; or

C. engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(iv) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such Company Control Person to engage in any activity described in subsection (iii) immediately above, or to be associated with Persons engaged in any such activity; or

(v) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

m.

No Undisclosed Liabilities or Events.  The Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the Company’s SEC Documents or those incurred in the ordinary course of the Company’s business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect.  No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.  There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (i) change the Articles of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock or (ii) materially or substantially change the business, assets or capital of the Company, including its interests in Subsidiaries.

n.

No Integrated Offering.  Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

o.

Dilution.  Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Note and exercise of the Warrant, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company.  The Company specifically acknowledges that its obligation to issue (i) the Conversion Shares upon conversion of the Note and (ii) the Warrant Shares upon exercise of the Warrant, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligations, including honoring every Notice of Conversion (or “Conversion Notice” as contemplated by the Note), unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

p.

Fees to Brokers, Placement Agents and Others.  The Company has taken no action which would give rise to any claim by any Person for a brokerage commission, placement agent or finder’s fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated hereby.  Except for such fees arising as a result of any agreement or arrangement entered into by the Buyer without the knowledge of the Company (a “Buyer’s Fee”), the Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby.  The Company shall indemnify and hold harmless each of the Buyer, its employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees (other than a Buyer’s Fee, if any).

q.

Disclosure.  All information relating to or concerning the Company set forth in the Transaction Documents or in the Company’s SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company.

r.

Confirmation.  The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Purchase Price by the Buyer to the Company which would make any of the Company’s representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

s.

Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

t.

Intellectual Property.

(i)

Ownership.  The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor.  The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business.  There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

(ii)

No Breach by Employees.  The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted.  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.  The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

u.

Environmental Matters.

(i)

No Violation. There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)

No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)

No Storage Tanks.  There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

5.

CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a.

Covenants and Acknowledgements of the Buyer.

(i)

Transfer Restrictions.  The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as included in an effective Registration Statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(ii)

Restrictive Legend.  The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the

Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

b.

Covenants, Acknowledgements and Agreements of the Company. As a condition to the Buyer’s obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(i)

Filings.  From the date hereof until the date that is six (6) months after all the Conversion Shares and Warrant Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall  timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings.  Additionally, within four (4) business days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. The Company shall further redact all confidential information from such Form 8-K.   Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, (1) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (2) a copy of the most recent annual or quarterly report of the Company, and (3) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

(ii)

Reporting Status.  So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(iii)

Listing.  The Common Stock shall be listed or quoted for trading on any of (1) NYSE Amex, (2) the New York Stock Exchange, (3) the Nasdaq Global Market, (4) the Nasdaq Capital Market, (5) the OTC Bulletin Board, or (6) the OTCQX or OTCQB. The Company shall promptly secure the listing of all of the Conversion Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) days after the later of (1) the date on which the Note has been converted or paid in full, or (2) the date on which the Warrant has been exercised in full.

(iv)

Use of Proceeds.  The Company shall use the net proceeds received hereunder for working capital and general corporate purposes only; provided, however, the Company will not use such proceeds to pay fees payable (1) to any broker or finder relating to the offer and sale of the Note and/or the Warrant, or (2) to any other party relating to any financing transaction effected prior to the Closing Date.

(v)

Publicity, Filings, Releases, Etc.  Neither party shall disseminate any information relating to the Transaction Documents or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, “Publicity”), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof.  Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.  In furtherance of the foregoing, the Company shall provide to the Buyer’s Counsel a draft of the first current report on Form 8-K or a quarterly or annual report on Form 10-Q or 10-K, as the case may be, intended to be made with the SEC which refers to the Transaction Documents or the transactions contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) and shall not include in such filing (or any other filing filed before then) any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.  Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Documents in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this subsection).

(vi)

FINRA Rule 5110. In the event that the Corporate Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated by the Transaction Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder in respect of any consents, authorizations or approvals that may be necessary for FINRA to timely and expeditiously permit the Holder to sell the Securities.

(vii)

Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(viii)

Corporate Existence.  The Company shall (1) do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, preserving and keeping in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (2) continue to engage in business of the same general type as conducted as of the date hereof; and (3) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.  The Company shall cause Miller Fabrication to undertake each of the foregoing covenants of this subsection (viii) with respect to Miller Fabrication.

(ix)

Taxes.  The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.  The Company shall cause Miller Fabrication to undertake each of the foregoing covenants of this subsection (ix) with respect to Miller Fabrication.

(x)

Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, “Requirements”) of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect on the Company or any of its properties; provided, however, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.  The Company shall cause Miller Fabrication to undertake each of the foregoing covenants of this subsection (x) with respect to Miller Fabrication.

(xi)

Section 3(a)(9) and 3(a)(10) Transaction Right of First Refusal.  Pursuant to the terms of this Section 5(b)(xi), the Company hereby grants the Buyer a right of first refusal respect to any transaction or arrangement structured in accordance with Section 3(a)(9) or Section 3(a)(10) of the 1933 Act (a “Section 3(a)(9) or 3(a)(10) Transaction”) that the Company proposes to enter into anytime during the period beginning on the date hereof and ending on the later of (a) two (2) years after the date hereof and (b) the date that all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full (the “Restricted Period”).  The Company shall give written notice of any such proposed Section 3(a)(9) or 3(a)(10) Transaction to the Buyer (the “Section 3(a)(9) or 3(a)(10) Notice”), which Section 3(a)(9) or 3(a)(10) Notice shall identify the proposed parties and the terms of the proposed Section 3(a)(9) or 3(a)(10) Transaction. The Buyer shall then have a period of ten (10) days from receipt of the Section 3(a)(9) or 3(a)(10) Notice to notify the Company whether the Buyer elects to exercise its right of first refusal with respect to such Section 3(a)(9) or 3(a)(10) Transaction. If the Buyer elects not to exercise its right of first refusal, the Company and the proposed parties shall have a period of sixty (60) days to consummate the proposed Section 3(a)(9) or 3(a)(10) Transaction on the terms set forth in the Section 3(a)(9) or 3(a)(10) Notice. In such case, if the Section 3(a)(9) or 3(a)(10) Transaction is not consummated within such period or if the terms of the proposed Section 3(a)(9) or 3(a)(10) Transaction change from those set forth in the applicable Section 3(a)(9) or 3(a)(10) Notice, the Company shall again submit the Section 3(a)(9) or 3(a)(10) Transaction to the Buyer before consummating it so that Buyer may exercise its right of first refusal with respect thereto pursuant to this Section 5(b)(xi). If the Buyer elects to exercise its right of first refusal with respect to any proposed Section 3(a)(9) or 3(a)(10) Transaction, the Company shall diligently proceed to consummate the Section 3(a)(9) or 3(a)(10) Transaction with the Buyer on the terms identified in the Section 3(a)(9) or 3(a)(10) Notice and within a timeframe reasonably acceptable to both the Buyer and the Company.

(xii)

Litigation.  From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full, the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company or Miller Fabrication involving a claim in excess of $100,000.00.

(xiii)

Performance of Obligations.  The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

(xiv)

Failure to Make Timely Filings.  The Company agrees that, if the Company fails to timely file on the SEC’s EDGAR system any information required to be filed by it, whether on a Form 10-K, Form 10-Q, Form 8-K, Proxy Statement or otherwise so as to be deemed a “reporting issuer” with current public information under the 1934 Act, the Company shall be liable to pay to the Holder an amount based on the following schedule (where “No. Business Days Late” refers to each Trading Day after the latest due date for the relevant filing):

Late Filing Payment For

Each $10,000.00 of

No. Business Days Late

Outstanding Principal of the Note

1

$100.00

2

$200.00

3

$300.00

4

$400.00

5

$500.00

6

$600.00

7

$700.00

8

$800.00

9

$900.00

          10

$1,000.00

        >10

$1,000.00 + $200.00 for each Trading

                  Day Late beyond 10 days

The Company shall pay any payments incurred under this subsection in immediately available funds upon demand by the Holder; provided, however, that the Holder making the demand may specify that the payment shall be made in shares of Common Stock at the Conversion Price (as defined in the Note) applicable to the date of such demand.  If the payment is to be made in shares of Common Stock, such shares shall be considered Conversion Shares under the Note, with the “Delivery Date” for such shares being determined from the date of such demand. The demand for payment of such amount in shares of Common Stock shall be considered a “Conversion Notice” (but the delivery of such shares shall be in payment of the amount contemplated by this subsection and not in payment of any principal or interest on the Note).

(xv)

Authorized Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Note and exercise of the Warrant multiplied by two (2) (the “Share Reserve”). If at any time the Share Reserve is insufficient to effect the full conversion of the Note and exercise of the Warrant, the Company shall immediately increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the stockholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of authorized shares of Common Stock. The Company’s management shall recommend to the Company’s stockholders to vote in favor of increasing the number of authorized shares of Common Stock.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this Section.

(xvi)

DWAC Eligibility. For so long as (1) any portion of the Note remains outstanding, or (2) any portion of the Warrant remains unexercised, the Company shall use its best efforts to maintain DWAC eligibility.

(xvii)

Anti-Dilution Certification.  For so long as any portion of the Note remains outstanding, the Company shall deliver to the Buyer on or before the 10th day of each month a certification in the form attached hereto as Annex VIII whereby the Company shall notify the Buyer of any events that occurred during the previous month that trigger anti-dilution protection or other adjustments to the applicable Conversion Price (as defined in the Note) or Exercise Price (as defined in the Warrant) (collectively, “Adjustment Events”) under the Note or the Warrant, as applicable, or, if no Adjustment Events occurred, certifying to the Buyer that no Adjustment Events occurred during the previous month.

(xviii)

Piggyback Registrations. (A) During the ninety (90) days immediately following the Closing Date, and (B) any time after the six-month anniversary of the Closing Date during which  Buyer is not eligible to sell Shares under Rule 144, the Company shall notify the Buyer in writing at least fifteen (15) business days prior to the filing of any Registration Statement for purposes of a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company) and will afford the Buyer an opportunity to include in such Registration Statement all or part of the Shares it holds. If the Buyer desires to include in any such Registration Statement all or any part of the Shares held by it, the Buyer shall, within fifteen (15) business days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Shares by the Buyer. In the event the Buyer desires to include less than all of its Shares in any Registration Statement it shall continue to have the right to include any Shares in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(xix)

Rule 144 Opinion.  The Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer’s choosing, stating that (i) the Company is not a “Shell Company” as such term is defined in Rule 144, (ii) the Company has not been a Shell Company for the preceding twelve (12) months, (iii) the Company is in compliance with all filing requirements under Rule 144, and (iv) the Shares may be sold by the Buyer without any restrictions pursuant to Rule 144, so long as the applicable holding period specified by Rule 144 is satisfied, and, as applicable, the Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Note and/or exercise of the Warrant based upon or otherwise consistent with such opinion.

6.

TRANSFER AGENT INSTRUCTIONS.

a.

The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 5(a)(i) hereof, the Company will give the Transfer Agent no instructions inconsistent with instructions to issue Common Stock upon conversion of the Note and/or exercise of the Warrant, as may be applicable from time to time, in such amounts as specified from time to time by the Company to the Transfer Agent, bearing the restrictive legend specified in Section 5(a)(ii) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Holder or its designee and in such denominations to be specified by the Holder in connection therewith.  Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  Nothing in this Section shall affect in any way the Buyer’s obligations and agreement to comply with all applicable securities laws upon resale of the Securities.  If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 5(a)(i) of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (2) of Section 5(a)(i) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares and the Warrant Shares, as may be applicable, use its best efforts to cause the Transfer Agent to promptly electronically transmit to the Holder via DWAC such Conversion Shares or Warrant Shares.  The Company specifically covenants that, as of the Closing Date, the Transfer Agent shall be (a) participating in the DWAC program, and (b) DWAC eligible.  Moreover, the Company shall notify the Buyer in writing if the Company at any time while the Holder holds Securities becomes aware of any plans of the Transfer Agent to terminate such DWAC participation or eligibility.  While any Holder holds Securities, the Company shall at all times after the Closing Date maintain a transfer agent which participates in the DWAC program and is DWAC eligible, and the Company shall not appoint any transfer agent which does not both participate in the DWAC program and maintain DWAC eligibility.  Nevertheless, if at any time that the Company receives a Conversion Notice the Transfer Agent is not participating in the DWAC program or the Conversion Shares or Warrant Shares are not otherwise transferable via the DWAC program, then the Company shall instruct the Transfer Agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Holder.

b.

 The Company shall assume any fees or charges of the Transfer Agent or Company Counsel regarding (i) the removal of a legend or stop transfer instructions with respect to the Securities, and (ii) the issuance of certificates or DWAC registration to or in the name of the Holder or the Holder’s designee or to a transferee as contemplated by an effective Registration Statement.  Notwithstanding the foregoing, it shall be the Holder’s responsibility to obtain all needed formal requirements (specifically: medallion guarantee and prospectus delivery compliance) in connection with any electronic issuance of shares of Common Stock.

c.

The Holder of the Note shall be entitled to exercise its conversion privilege with respect to such Note, notwithstanding the commencement of any case under 11 U.S.C. §101 et seq. (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such Holder’s exercise privilege.  The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of such Note. The Company agrees, without cost or expense to such Holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. §362.

7.

CLOSING DATE.

a.

The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 8 and 9 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

b.

Closing of the purchase and sale of the Securities, which the parties anticipate shall occur concurrently with the execution of this Agreement, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

8.

CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The Company’s obligation to sell the Securities to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

a.

The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer;

b.

Delivery by the Buyer of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement;

c.

The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d.

There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

9.

CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The Buyer’s obligation to purchase the Securities from the Company pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

a.

The execution and delivery of this Agreement, the Security Agreement, the Transfer Agent Letter, the Secretary’s Certificate, and, as applicable, the other Transaction Documents by the Company, and the execution and delivery of the Security Agreement and Guaranty by Miller Fabrication;

b.

The delivery by the Company to the Buyer of the Note and the Warrant, each in original form, duly executed by the Company, in accordance with this Agreement;

c.

On the Closing Date, each of the Transaction Documents executed by the Company or Miller Fabrication on or before such date shall be in full force and effect and neither the Company nor Miller Fabrication shall be in default thereunder;

d.

The Share Reserve shall be sufficient to effect the full conversion of the Note and exercise of the Warrant as of the Closing Date;

e.

The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

f.

There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

g.

From and after the date hereof up to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii) no minimum prices shall been established for securities traded on the Principal Trading Market; (iv) there shall not have been any material adverse change in any financial market; and (v) there shall not have occurred any Material Adverse Effect;

h.

Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (i) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (ii) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company’s obligations thereunder; and

i.

All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

10.

INDEMNIFICATION.

a.

The Company agrees to defend, indemnify and forever hold harmless the Buyer and its stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the “Buyer Parties”) from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this Section (the “Indemnified Parties”) shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto.  If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

b.

The indemnity contained in this Agreement shall be in addition to (i) any cause of action or similar rights of the Buyer Parties against the Company or others, and (ii) any other liabilities the Company may be subject to.

11.

SPECIFIC PERFORMANCE.  The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that the parties (including any Holder) shall be entitled to an injunction or injunctions, without the necessity to post a bond (except as specified below), to prevent or cure breaches of the provisions of this Agreement or any of the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however, that the Company, upon receipt of a Notice of Conversion or a Notice of Exercise, may not fail or refuse to deliver certificates representing shares of Common Stock and the related legal opinions, if any, or if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense any claim that the Holder or anyone associated or affiliated with the Holder has violated any provision hereof or any of the other Transaction Documents or has engaged in any violation of law or any other claim or defense, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and, if relevant, then obtained a court order specifically directing it not to deliver such certificates to the Holder. The proceeds of such bond shall be payable to the Holder to the extent that the Holder obtains judgment or its defense is recognized.  Such bond shall remain in effect until the completion of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted.  This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

12.

OWNERSHIP LIMITATION. If at any time after the Closing, the Buyer shall or would receive shares of Common Stock in payment of interest or principal under the Note or upon conversion of the Note or exercise of the Warrant, so that the Buyer would, together with other shares of Common Stock held by it or its Affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “4.99% Cap”), the Company shall not be obligated and shall not issue to the Buyer shares of Common Stock which would exceed the 4.99% Cap, but only until such time as the 4.99% Cap would no longer be exceeded by any such receipt of shares of Common Stock by the Buyer. Notwithstanding the forgoing, at such times that the Market Capitalization of the Common Stock is less than Five Hundred Thousand and 00/100 Dollars ($500,000.00), the term “4.99%” shall be replaced in each instance in the preceding sentence with “9.99%”.  For purposes of this Agreement, the term “Market Capitalization of the Common Stock” shall mean the product equal to (a) the average VWAP (as defined in the Note) of the Common Stock for the immediately preceding thirty (30) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K.  The foregoing limitations are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer.

13.

RESTRICTIONS ON ISSUANCE OF COMPANY SECURITIES.

a.

Buyer’s Consent Required with Respect to Certain Issuances.  From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full, the Company shall not enter into any equity line of credit or financing arrangement or other transaction that involves issuing Company securities that are convertible into Common Stock (including without limitation selling convertible debt, warrants or convertible preferred stock), or otherwise issue Common Stock (i) with conversion, exercise or similar mechanics or reset provisions that vary according to the market price of the Common Stock without a floor at or higher than $0.05 or (ii) at a fixed price which is lower than $0.05, without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer.

b.

Buyer’s Right of First Refusal.  From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full and the Warrant is exercised in full, the Company shall not enter into any equity line of credit or financing arrangement or other transaction that involves issuing Company securities that are convertible into Common Stock (including without limitation selling convertible debt, warrants or convertible preferred stock), or otherwise issue Common Stock (whatever the conversion, exercise or other mechanics or reset provisions or fixed price), without first offering the Buyer a right of first refusal with respect to the same pursuant to subsection (c) and Section 14 below.

c.

Notice of Proposed Issuance.  Prior to the Company undertaking or effectuating any arrangement, agreement, issuance or other transaction described in subsection (b) immediately above (each a “Right of First Refusal Issuance”), the Company shall deliver to the Buyer a written notice (the “Issuance Notice”) stating: (i) the Company’s bona fide desire to undertake or effectuate the Right of First Refusal Issuance; (ii) the name, address and phone number of each proposed creditor, recipient, purchaser or other transferee (“Proposed Transferee”); (iii) details regarding the Company securities to be issued, sold or otherwise transferred (including the aggregate number of shares of Common Stock proposed to be issued to each Proposed Transferee, as applicable) (the “Offered Securities”); (iv) the bona fide cash price or, in reasonable detail, other consideration for which the Company proposes to issue, sell or otherwise transfer the Offered Securities (the “Offered Price”); and (v) notice of Buyer’s right to exercise its Right of First Refusal (defined below) with respect to the Offered Securities.  The Buyer shall have a period of fifteen (15) Trading Days (the “Response Period”) after the date on which the Issuance Notice is, pursuant to this subsection, deemed to have been delivered to Buyer, to notify the Company whether the Buyer elects to exercise its Right of First Refusal with respect to the applicable Offered Securities. If the Buyer fails to notify the Company of its desire to exercise its Right of First Refusal with respect to the applicable Offered Securities prior to the conclusion of such fifteen (15) Trading Day period, the Buyer shall be deemed not to have exercised its Right of First Refusal in such specific circumstance.  If the Buyer elects not to exercise its Right of First Refusal, the Company and the proposed parties shall have a period of sixty (60) days to consummate the proposed Right of First Refusal Issuance on the terms set forth in the Issuance Notice. In such case, if the Right of Frist Refusal Issuance is not consummated within such period, the Company shall again submit the Right of First Refusal Issuance to the Buyer so that Buyer may once again exercise its Right of First Refusal in accordance with the terms of this Section and Section 14 below prior to effectuating such Right of First Refusal Issuance.  Nothing in this or any other section of this Agreement shall modify or limit Buyer’s consent right set forth in subsection (a) immediately above.

14.

RIGHT OF FIRST REFUSAL.

a.

Exercising the Right of First Refusal. Buyer shall have the right to purchase all or any part of the Offered Securities on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”). In order to exercise its Rights of First Refusal hereunder, Buyer must deliver written notice to Company within the Response Period stating Buyer’s intent to exercise its right hereunder and the Offered Securities it desires to purchase pursuant to such right (“Election to Purchase”).

b.

Purchase Price.  The purchase price for the Offered Securities to be purchased by Buyer under its Right of First Refusal will be the Offered Price, and will be payable as set forth in subsection (c) below. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by Buyer in its sole discretion, which determination will be binding upon Company, absent fraud or error.

c.

Closing; Payment.  Subject to compliance with applicable state and federal securities laws, Buyer and the Company shall effect the purchase of all or any portion of the Offered Securities, including the payment of the purchase price therefor, within ten (10) business days after the delivery of the Election to Purchase (the “Right of First Refusal Closing”).  Payment of the purchase price will be made, at the option of Buyer in writing, (i) in cash (by cashiers or bank certified check), (ii) by wire transfer or (iii) by offset of all or a portion of any outstanding indebtedness owed by the Company to Buyer, or (iv) by any combination of the foregoing. Buyer may elect to transfer the purchase price into an escrow account pending issuance of such purchased securities. The date that the purchase price is delivered to the Company, or the escrow agent, as applicable, or the date that Buyer elects to offset the purchase price by outstanding indebtedness, shall be considered the date of the Right of First Refusal Closing.  To the extent the Offered Securities purchased by the Buyer hereunder constitute shares of Common Stock, the Company shall deliver to the Buyer such purchased Common Stock in accordance with Section 6 regarding Conversion Shares, and should the Company fail to so deliver such shares of Common Stock at or before the Right of First Refusal Closing as required hereunder, the Company shall be subject to the penalties for non-delivery of Common Stock set forth in Section 3(c)(ii) of the Note.

15.

MISCELLANEOUS.

a.

Governing Law and Venue.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each of the parties consents to the exclusive personal jurisdiction of the federal courts whose districts encompass any part of Salt Lake County or the state courts of the State of Utah sitting in Salt Lake County in connection with any dispute arising under this Agreement, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Nothing in this subsection shall affect or limit any right to serve process in any other manner permitted by law.

b.

No Waiver.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c.

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

d.

Pronouns.  All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

e.

Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed to constitute one instrument.  Facsimile and email copies of signed signature pages will be deemed binding originals.

f.

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

g.

Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

h.

Amendment.  This Agreement may be amended only by an instrument in writing signed by the Company and the Buyer.

i.

Entire Agreement.  This Agreement together with the other Transaction Documents constitute and contain the entire agreement between the Company and the Buyer and supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

j.

Currency.  All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

k.

Buyer’s Expenses.  In the event the Company or the Buyer elects not to effect the Closing for any reason, the Company shall pay $10,000 in cash to the Buyer for the Buyer’s legal, administrative and due diligence expenses.  Except as provided in the immediately preceding sentence, and except for $10,000 which has been added to and included in the principal amount of the Note for the Buyer’s legal, administrative and due diligence expenses and an additional $5,000 which the Company has previously paid to the Buyer to help pay for such expenses of Buyer, the Company and the Buyer shall be responsible for paying such party’s own fees and expenses (including legal expenses) incurred in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

l.

Assignment by the Company.  Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent.

m.

Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, subsidiaries, agents, and representatives (collectively, the “Company Parties”), acknowledges and agrees that the attorney that prepared this Agreement and all of the other Transaction Documents acted as legal counsel to the Buyer only.  The Company (i) hereby acknowledges that each of the Company and all other Company Parties has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (ii) either has sought such legal counsel or hereby waives or has otherwise waived the right to do so.

n.

No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

o.

Attorney’s Fees.  In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys’ fees, court costs and collection costs in addition to any other relief to which such party may be entitled.  “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

p.

Replacement of the Note. Subject to any restrictions on or conditions to transfer set forth in the Note, the Holder of the Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal corporate office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new convertible secured promissory note(s), each in the principal amount requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (ii) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new convertible secured promissory note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

q.

Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile or electronic mail transmission,

(ii) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(iii) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

High Plains Gas, Inc.

Attn: Brandon W. Hargett

1200 East Lincoln

Gillette, Wyoming 82717

with a copy to (which shall not constitute notice):

Cutler Law Group P.C.

Attn:  M. Richard Cutler

3355 W Alabama, Suite 1150

Houston, TX 77098

If to the Buyer:

Tonaquint, Inc.

Attn: John M. Fife

303 East Wacker Drive, Suite 1200

Chicago, Illinois  60601

with a copy to (which shall not constitute notice):

Carman Lehnhof Israelsen LLP

Attn: Jonathan K. Hansen

4626 North 300 West, Suite 160

Provo, Utah 84604

Telephone: (801) 209-5558

r.

Further Assurance.  Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement and the other Transaction Documents.

16.

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company’s and the Buyer’s covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:

$750,000.00

THE BUYER:

              TONAQUINT, INC.

By:

        John M. Fife, President

THE COMPANY:

HIGH PLAINS GAS, INC.

By:

Name:

Title: ____________________________

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

ANNEX I

WIRE INSTRUCTIONS

ANNEX II

NOTE

ANNEX III

SECURITY AGREEMENT

ANNEX IV

WARRANT

ANNEX V

TRANSFER AGENT LETTER

ANNEX VI

SECRETARY’S CERTIFICATE

ANNEX VII

GUARANTY

ANNEX VIII

FORM OF ANTI-DILUTION CERTIFICATE